                                                                                        EXHIBIT 10.1

                                        REMARKETING AGREEMENT

                                                                     November 7, 2005

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

SunTrust Bank
25 Park Place, 24th Floor
Atlanta, Georgia 30303
Attention:  Corporate Trust Division

Ladies and Gentlemen:

                  This Agreement is dated as of November 8, 2005 (the "Agreement") by and among The
Phoenix Companies, Inc., a Delaware corporation (the "Company"), Goldman, Sachs & Co., as the remarketing agent (the "Remarketing Agent"), and SunTrust Bank, a Georgia banking corporation, not individually but solely as Purchase Contract Agent (the "Purchase Contract Agent") and as
attorney-in-fact of the holders of Purchase Contracts (as defined in the Purchase Contract Agreement referred to below).

                  Section 1.   Definitions.

                  (a) Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Purchase Contract Agreement, dated as of December 20, 2002, between the
Company and SunTrust Bank, as Purchase Contract Agent, as amended from time to time (the "Purchase
Contract Agreement").

                  (b) As used in this Agreement, the following terms have the following meanings:

                  "Notes" means the 6.60% Notes due February 16, 2008 of the Company.

                  "Preliminary Prospectus" means any preliminary prospectus relating to the
Remarketed Notes included in the Registration Statement, including the documents incorporated by reference therein as of the date of such Preliminary Prospectus; and any reference to any amendment or supplement to such Preliminary Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, under the Exchange Act, and incorporated by reference in such Preliminary Prospectus.

                  "Prospectus" means the prospectus relating to the Remarketed Notes, in the form in which first filed, or transmitted for filing, with the Securities and Exchange Commission (the
"Commission") after the effective date of the Registration Statement pursuant to Rule 424(b), including the documents incorporated by reference therein as of the date of such Prospectus; and any reference to any amendment or supplement to such Prospectus shall be deemed to refer to and include any documents filed after the date of such Prospectus, under the Exchange Act, and incorporated by reference in such Prospectus.

                  "Registration Statement" means a registration statement under the Securities Act prepared by the Company covering, inter alia, the Remarketing of the Remarketed Notes pursuant to
Section 5(a) hereunder, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement, and any post-effective amendments thereto.

                  "Remarketed Notes" means the Pledged Notes and the Separate Notes, if any, subject to Remarketing as identified to the Remarketing Agent by the Purchase Contract Agent and the
Custodial Agent, respectively, after 11:00 a.m., New York City time, on the Business Day immediately preceding the applicable Remarketing Date, and shall include: (a) (i) in the case of the Initial
Remarketing, the Second Remarketing and the Third Remarketing, the Pledged Notes and (ii) in the
case of the Final Remarketing, the Notes of the Holders of Corporate Units who have not notified the
Purchase Contract Agent prior to 5:00 p.m. on the fifth Business Day immediately preceding the
Purchase Contract Settlement Date of their intention to effect a Cash Settlement of the related
Purchase Contracts pursuant to the terms of the Purchase Contract Agreement or who have so notified the Purchase Contract Agent but failed to make the required cash payment on the fourth Business Day immediately preceding the Purchase Contract Settlement Date pursuant to the terms of the Purchase
Contract Agreement, and (b) the Separate Notes of the holders of Separate Notes, if any, who have elected to have their Separate Notes be remarketed in such Remarketing pursuant to the terms of the
Purchase Contract Agreement.

                  "Remarketing" means the remarketing of the Remarketed Notes pursuant to this
Remarketing Agreement.

                  "Remarketing Fee" has the meaning set forth in Section 4.

                  "Remarketing Materials" means the Preliminary Prospectus, the Prospectus or any other information furnished by the Company to the Remarketing Agent for distribution to investors in connection with the Remarketing.

                  "Remarketing Settlement Date" means November 16, 2005 in the case of a Successful
Initial Remarketing, December 16, 2005 in the case of a Failed Initial Remarketing and a Successful
Secondary Remarketing, January 16, 2006 in the case of a Failed Secondary Remarketing and a
Successful Third Remarketing and February 16, 2006 in the case of a Failed Third Remarketing and a
Successful Final Remarketing.

                  "Transaction Documents" means this Agreement, the Purchase Contract Agreement, the
Pledge Agreement and the Indenture, in each case as amended or supplemented from time to time.

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                  Section 2.   Appointment and Obligations of the Remarketing Agent.

                  (a) The Company hereby appoints Goldman, Sachs & Co. as the exclusive Remarketing
Agent, and, subject to the terms and conditions set forth herein, Goldman, Sachs & Co. hereby accepts appointment as Remarketing Agent, for the purpose of (i) remarketing the Remarketed Notes on behalf of the holders thereof, (ii) determining, in consultation with the Company, in the manner provided for herein and in the Purchase Contract Agreement and the Indenture, the Reset Rate for the
Notes, and (iii) performing such other duties as are assigned to the Remarketing Agent in the
Transaction Documents.

                  (b) Unless a Special Event Redemption has occurred prior to such date, on the third Business Day immediately preceding November 16, 2005 (the "Initial Remarketing Date"), the
Remarketing Agent shall use its commercially reasonable best efforts to remarket ("Initial
Remarketing") the Remarketed Notes, at a price (the "Remarketing Price"), based on the Reset Rate, equal to approximately 100.25% (or, if the Remarketing Agent is unable to remarket the Remarketed
Notes at such rate, at a rate below 100.25% in the discretion of the Remarketing Agent, but in no event less than 100%, net of any Remarketing Fee and any other fees and commissions) of the sum of the Treasury Portfolio Purchase Price and the Separate Notes Purchase Price.

                  (c) In the case of a Failed Initial Remarketing and unless a Special Event
Redemption has occurred prior to such date, on the third Business Day immediately preceding December
16, 2005 (the "Second Remarketing Date"), the Remarketing Agent shall use its commercially reasonable best efforts to remarket (the "Second Remarketing") the Remarketed Notes at the
Remarketing Price. In the case of a Failed Second Remarketing and unless a Special Event Redemption has occurred prior to such date, on the third Business Day immediately preceding January 16, 2006
(the "Third Remarketing Date"), the Remarketing Agent shall use its commercially reasonable best efforts to remarket (the "Third Remarketing") the Remarketed Notes at the Remarketing Price. In the
case of a Failed Third Remarketing and unless a Special Event Redemption has occurred prior to such date, on the third Business Day immediately preceding the Purchase Contract Settlement Date (the
"Final Remarketing Date"), the Remarketing Agent shall use its commercially reasonable best efforts to remarket (the "Final Remarketing") the Remarketed Notes at a price (the "Final Remarketing
Price"), based on the Reset Rate, equal to approximately 100.25% (or, if the Remarketing Agent is unable to remarket the Remarketed Notes at such rate, at a rate below 100.25% in the discretion of the Remarketing Agent, but in no event less than 100%, net of any Remarketing Fee and any other fees and commissions) of the aggregate principal amount of the Remarketed Notes being remarketed in such
Final Remarketing. It is understood and agreed that the Remarketing on any Remarketing Date will be considered successful and no further attempts will be made if the resulting proceeds are at least
100% (net of any Remarketing Fee and any other fees and commissions) of the sum of the Treasury
Portfolio Purchase Price and the Separate Notes Purchase Price, in the case of a Remarketing other than the Final Remarketing, or 100% (net of any Remarketing Fee and any other fees and commissions)
of the aggregate principal amount of the Remarketed Notes in the case of the Final Remarketing.

                  (d) In connection with each Remarketing, the Remarketing Agent shall determine, in consultation with the Company, the rate per annum, rounded to the nearest one-

                                                  3

thousandth (0.001) of one percent per annum, that the Notes should bear (the "Reset Rate") in order for the Remarketed Notes to have an aggregate market value equal to the Remarketing Price or the
Final Remarketing Price, as the case may be, and that in the sole reasonable discretion of the
Remarketing Agent will enable it to remarket all of the Remarketed Notes at the Remarketing Price or
Final Remarketing Price, as the case may be, in such Remarketing; provided that such rate shall not
(i) be less than the Coupon Rate set forth in the Indenture or (ii) exceed the maximum interest rate permitted by law.

                  (e) In the event of a Failed Remarketing, or if no Notes are included in Corporate
Units and none of the holders of the Separate Notes elect to have Notes remarketed in such
Remarketing, the applicable interest rate on the Notes will not be reset and will continue to be the
Coupon Rate set forth in the Indenture.

                  (f) If, by 4:00 p.m., New York City time, on the applicable Remarketing Date, the
Remarketing Agent is unable to remarket all of the Remarketed Notes at the Remarketing Price or the
Final Remarketing Price, as the case may be, pursuant to the terms and conditions hereof, a Failed
Remarketing shall be deemed to have occurred, and the Remarketing Agent shall advise by telephone the Depositary, the Purchase Contract Agent and the Company, and return the Remarketed Notes to the
Collateral Agent or the Custodial Agent, as the case may be. Whether or not there has been a Failed
Remarketing will be determined in the sole reasonable discretion of the Remarketing Agent.

                  (g) In the event of a Successful Remarketing, by approximately 4:30 p.m., New York
City time, on the applicable Remarketing Date, the Remarketing Agent shall advise, by telephone:

                      (1) the Depositary, the Purchase Contract Agent and the Company of the Reset
                  Rate determined by the Remarketing Agent in such Remarketing and the number of
                  Remarketed Notes sold in such Remarketing;

                      (2) each purchaser (or the Depositary Participant thereof) of Remarketed Notes of the Reset Rate and the number of Remarketed Notes such purchaser is to purchase; and

                      (3) each such purchaser to give instructions to its Depositary Participant to pay the purchase price on the third business day immediately following the date of such Successful Remarketing in same day funds against delivery of the Remarketed
                  Notes purchased through the facilities of the Depositary.

                  The Remarketing Agent shall also, if required by the Securities Act or the rules and regulations promulgated thereunder, deliver to each purchaser a Prospectus in connection with the Remarketing.

                  (h) After deducting any fees specified in Section 4 below, the proceeds from a
Successful Remarketing (i) with respect to the Notes that are components of the Corporate Units, shall be paid to the Collateral Agent in accordance with Sections 5.07 and 7.06 of the Pledge

                                                  4

Agreement, as the case may be, and Section 5.02 of the Purchase Contract Agreement and (ii) with respect to the Separate Notes, shall be paid to the Custodial Agent for payment to the holders of such Separate Notes in accordance with Section 5.02 of the Purchase Contract Agreement and Section
7.06 of the Pledge Agreement.

                  (i) The right of each holder of Separate Notes or Corporate Units to have
Remarketed Notes remarketed and sold on any Remarketing Date shall be subject to the conditions that
(i) the Remarketing Agent conducts (A) an Initial Remarketing, (B) a Second Remarketing in the event of a Failed Initial Remarketing, (C) a Third Remarketing in the event of a Failed Second Remarketing and (D) a Final Remarketing in the event of a Failed Third Remarketing, each pursuant to the terms of this Agreement, (ii) a Special Event Redemption has not occurred prior to such Remarketing Date,
(iii) the Remarketing Agent is able to find a purchaser or purchasers for Remarketed Notes at the
Remarketing Price or the Final Remarketing Price, as the case may be, based on the Reset Rate, and
(iv) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent as and when required.

                  (j) It is understood and agreed that the Remarketing Agent shall not have any obligation whatsoever to purchase any Remarketed Notes, whether in the Remarketing or otherwise, and shall in no way be obligated to provide funds to make payment upon tender of Remarketed Notes for
Remarketing or to otherwise expend or risk its own funds or incur or to be exposed to financial liability in the performance of its duties under this Agreement, and without limitation of the foregoing, the Remarketing Agent shall not be deemed an underwriter of the Remarketed Notes. Neither the Company nor the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of the Remarketed Notes for Remarketing.

                  Section 3.   Representations and Warranties of the Company.

                  The Company represents and warrants (i) on and as of the date hereof, (ii) on and as of the date any Remarketing Materials are first distributed in connection with the Remarketing
(the "Commencement Date"), (iii) on and as of the applicable Remarketing Date and (iv) on and as of the applicable Remarketing Settlement Date, that:

                  (a) Each of the representations and warranties of the Company as set forth in
Sections 2(c), 2(d), 2(f), 2(g), 2(l), 2(n), 2(o) through 2(u), 2(w), 2(aa) and 2(cc) of the
Underwriting Agreement dated as of December 16, 2002 (the "Underwriting Agreement") among the
Company and the Underwriters identified in Schedule I to the related Pricing Agreement dated as of
December 16, 2002 among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan
Stanley & Co. Incorporated, is true and correct as if made on the dates specified in clauses (i),
(ii), (iii) and (iv) in the first paragraph of this Section 3; provided that for purposes of this
Section 3(a), (A) any reference in such sections of the Underwriting Agreement to (i) the
"Registration Statement", the "Prospectus" or the "Preliminary Prospectus" shall be deemed to refer to such terms as defined herein and (ii) the "Time of Delivery" shall be deemed to refer to the applicable Remarketing Date and (B) the term "Significant Subsidiary" as used in Section 2(e) of the
Underwriting Agreement shall be deemed to include any subsidiaries of the Company that are, on the dates specified in clauses (i), (ii), (iii) and (iv) in the first paragraph of this Section 3,
"significant subsidiaries" of the Company within the meaning of Regulation S-X, promulgated pursuant to the Securities Act ("Regulation S-X").

                                                  5

                  (b) The Registration Statement, if any, in the form heretofore delivered or to be delivered to the Remarketing Agent, has been declared effective by the Commission in such form; and
no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

                  (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange
Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the
Prospectus or any further amendment or supplement thereto, when such documents are filed with the
Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to the Remarketing Agent furnished in writing to the Company by the Remarketing Agent or its counsel expressly for use in the
Prospectus.

                  (d) The Registration Statement, if any, conforms (and the Prospectus, if any, and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all material respects to the requirements of the Securities Act and the rules and regulations promulgated thereunder, and the Registration Statement and the Remarketing Materials (and any amendment or supplement thereto) as of their respective effective or filing dates and as of the Commencement
Date, applicable Remarketing Date and the applicable Remarketing Settlement Date do not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation and warranty is made as to any statement of eligibility on Form T-1 filed or incorporated by reference as part of the Registration Statement, the Prospectus or the Remarketing
Materials, or as to information relating to the Remarketing Agent contained in or omitted from the
Registration Statement, the Prospectus or the Remarketing Materials in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company and conforms in all material respects to the description thereof contained in the Prospectus.

                  (f) The Company maintains a system of internal control over financial reporting
(as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; and the

                                                  6

Company's internal control over financial reporting is effective in all material respects and the
Company is not aware of any material weaknesses in its internal control over financial reporting.

                  (g) Since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement or the Prospectus there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

                  (h) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply in all material respects with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the
Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective to provide reasonable assurance that information required to be disclosed by the Company in reports filed or submitted by the
Company under the Exchange Act, is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms.

                  (i) Neither the Company nor any of its Significant Subsidiaries (as such term is defined under Rule 1-02 of Regulation S-X) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement and the
Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its Significant Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than issuances of common stock upon the exercise of previously issued stock options, pursuant to currently existing employee compensation plans or upon exercise of the Purchase Contracts forming a part of the Corporate Units) or long-term debt of the Company and its Significant Subsidiaries taken as a whole (other than in connection with changes in the value of derivative financial instruments currently held by the Company), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition, financial or otherwise, earnings, business, management or operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

                  (j) The Notes have been duly authorized by the Company and have been duly issued, executed and delivered by the Company against payment therefor as provided in the Indenture and constitute the valid and binding obligations of the Company, entitled to the benefits provided by the Indenture, and enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity
(regardless of whether enforceability is considered in a proceeding at law or in equity). The Notes conform in all material respects to the description thereof contained in the Prospectus.

                                                  7

                  Section 4.   Fees.

                  (a) In the event of a Successful Remarketing of the Remarketed Notes prior to the
Final Remarketing Date, the Remarketing Agent may retain as a remarketing fee (the "Initial
Remarketing Fee") an amount equal to the lesser of (i) 25 basis points (0.25%) of the sum of the
Treasury Portfolio Purchase Price and the Separate Note Purchase Price and (ii) the amount of the proceeds of such Remarketing in excess of the sum of the Treasury Portfolio Purchase Price and the
Separate Notes Purchase Price.

                  (b) In the event of a Successful Final Remarketing, the Remarketing Agent may
retain as the remarketing fee, an amount equal to the lesser of (i) 25 basis points (0.25%), of the principal amount of the Remarketed Notes and (ii) the amount of the proceeds of such Remarketing on the Final Remarketing Date in excess of the aggregate principal amount of such Remarketed Notes (the
"Final Remarketing Fee" and together with the Initial Remarketing Fee, the "Remarketing Fee").

                  Section 5.   Covenants of the Company.

                  The Company covenants and agrees as follows:

                  (a) If and to the extent the Remarketed Notes are required (in the view of counsel, which need not be in the form of a written opinion, for either the Remarketing Agent or the
Company) to be registered under the Securities Act as in effect at the time of the Remarketing,

                      (1) to prepare the Registration Statement and the Prospectus, in a form approved by the Remarketing Agent, to file any such Prospectus pursuant to the
                  Securities Act within the period required by the Securities Act and the rules and regulations thereunder and to use commercially reasonable efforts to cause the
                  Registration Statement to be declared effective by the Commission prior to the second Business Day immediately preceding the applicable Remarketing Date;

                      (2) to file promptly with the Commission any amendment to the Registration
                  Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Remarketing Agent, be required by the
                  Securities Act or requested by the Commission;

                      (3) to advise the Remarketing Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended
                  Prospectus has been filed and to furnish the Remarketing Agent with copies thereof;

                      (4) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
                  Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Remarketed Notes;

                                                  8

                      (5) to advise the Remarketing Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus, of the suspension of the qualification of any of the Remarketed Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information, and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                      (6) to furnish promptly to the Remarketing Agent such copies of the following documents as the Remarketing Agent shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits); (B) the Preliminary
                  Prospectus and any amended or supplemented Preliminary Prospectus, (C) the
                  Prospectus and any amended or supplemented Prospectus; and (D) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if at any time when delivery of a prospectus is required in connection with the
                  Remarketing, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such
                  Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the
                  Remarketing Agent and, upon its request, to file such document and to prepare and furnish without charge to the Remarketing Agent and to any dealer in securities as many copies as the Remarketing Agent may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

                      (7) prior to filing with the Commission (A) any amendment to the Registration
                  Statement or supplement to the Prospectus or (B) any Prospectus pursuant to Rule
                  424 under the Securities Act, to furnish a copy thereof to the Remarketing Agent and counsel to the Remarketing Agent; and not to file any such amendment or supplement that shall be reasonably disapproved by the Remarketing Agent promptly after reasonable notice;

                      (8) as soon as practicable, but in any event not later than eighteen months, after the effective date of the Registration Statement, to make "generally available to its security holders" an "earnings statement" of the Company and its subsidiaries complying with (which need not be audited) Section 11(a) of the
                  Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158). The terms "generally available to its security holders"
                  and "earnings statement" shall have the meanings set forth in Rule 158; and

                                                  9

                      (9) to take such action as the Remarketing Agent may reasonably request in order to qualify the Remarketed Notes for offer and sale under the securities or
                  "blue sky" laws of such jurisdictions as the Remarketing Agent may reasonably request; provided that in no event shall the Company be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (b) To pay: (1) the costs incident to the preparation and printing of the
Registration Statement, if any, any Prospectus and any other Remarketing Materials and any amendments or supplements thereto; (2) the costs of distributing the Registration Statement, if any, any Prospectus and any other Remarketing Materials and any amendments or supplements thereto; (3)
any fees and expenses of qualifying the Remarketed Notes under the securities laws of the several jurisdictions as provided in Section 5(a)(9) and of preparing, printing and distributing a Blue Sky
Memorandum, if any (including any related fees and expenses of counsel to the Remarketing Agent);
(4) all other costs and expenses incident to the performance of the obligations of the Company hereunder and the Remarketing Agent hereunder; and (5) the reasonable fees and expenses of counsel to the Remarketing Agent in connection with their duties hereunder.

                  (c) To furnish the Remarketing Agent with such information and documents as the
Remarketing Agent may reasonably request in connection with the transactions contemplated hereby, and to make reasonably available to the Remarketing Agent and any accountant, attorney or other advisor retained by the Remarketing Agent such information that parties would customarily require in connection with a due diligence investigation conducted in accordance with applicable securities laws and to cause the Company's officers, directors, employees and accountants to participate in all such discussions and to supply all such information reasonably requested by any such Person in connection with such investigation.

                  (d) During the period beginning on the date any Remarketing Materials are first distributed in connection with any Remarketing and continuing to and including the earlier of the
Remarketing Settlement Date or, in the case of a failed Remarketing, the date on which such
Remarketing fails, not to offer, sell, contract to sell or otherwise dispose of any debt securities issued by the Company (other than the delivery of 3,622,500 shares of common stock of Hilb, Rogal and Hamilton Company in connection with stock purchase contracts previously issued by the Company)
that are substantially similar to the Notes without the prior consent of the Remarketing Agent.

                  Section 6.  Conditions to the Remarketing Agent's Obligations.

                  The obligations of the Remarketing Agent hereunder shall be subject to the following conditions:

                  (a) The Prospectus, if any, shall have been timely filed with the Commission; no stop order suspending the effectiveness of the Registration Statement, if any, or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional

                                                 10

information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

                  (b) (1) Trading generally shall not have been suspended or materially limited on the New York Stock Exchange or the Nasdaq National Market, (2) trading of any securities of the
Company shall not have been materially suspended or limited on the New York Stock Exchange or any other exchange or over-the-counter market, (3) a material disruption in securities settlement, payment or clearance services in the United States shall not have occurred, (4) a general moratorium on commercial banking activities shall not have been declared by either Federal or New York State authorities, (5) neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the
Prospectus, (6) since the respective dates as of which information is given in the Registration
Statement and the Prospectus, there shall not have been any change in the capital stock (other than issuances of common stock upon the exercise of previously issued stock options, pursuant to currently existing employee compensation plans or upon exercise of the Purchase Contracts forming a part of the Corporate Units) or long-term debt of the Company and its Significant Subsidiaries taken as a whole (other than in connection with changes in the value of derivative financial instruments currently held by the Company), or any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, earnings, business, management, or operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, (7) there shall not have occurred any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (8) there shall not have occurred any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (5), (6), (7) or (8) in the judgment of the Remarketing Agent is so material and adverse as to make it impracticable or inadvisable to proceed with the Remarketing or the delivery of the Remarketed Notes on the terms and in the manner contemplated in the Prospectus.

                  (c) The representations and warranties of the Company contained herein shall be true and correct on and as of the applicable Remarketing Date and the applicable Remarketing
Settlement Date, and the Company, the Purchase Contract Agent and the Collateral Agent shall have performed in all material respects all covenants and agreements contained herein or in the Purchase
Contract Agreement or Pledge Agreement to be performed on their part at or prior to such Remarketing
Date or such Remarketing Settlement Date, as applicable.

                  (d) The Company shall have furnished to the Remarketing Agent a certificate, dated the applicable Remarketing Settlement Date, of the Chief Financial Officer satisfactory to the
Remarketing Agent stating that: (1) no order suspending the effectiveness of the Registration
Statement, if any, or prohibiting the sale of the Remarketed Notes is in effect, and no proceedings for such purpose are pending before or, to the knowledge of such officers, threatened by the
Commission; (2) the representations and warranties of the Company in Section 3 are true and correct on and as of the applicable Remarketing Date and the applicable Remarketing Settlement Date and the
Company has performed in all material respects all

                                                 11

covenants and agreements contained herein to be performed on its part at or prior to such
Remarketing Date or such Remarketing Settlement Date; and (3) the Registration Statement, as of its
effective date, and the Remarketing Materials, as of their respective dates, did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus did not contain any untrue statement of material fact or omit to state a material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (e) On the applicable Remarketing Date and on the applicable Remarketing
Settlement Date the independent accountants of the Company shall have furnished to the Remarketing
Agent letters, dated such respective dates, in form and substance satisfactory to the Remarketing
Agent, containing statements and information of the type customarily included in accountants
"comfort letters" to underwriters with respect to the financial statements and schedules and certain financial information contained or incorporated by reference in the Registration Statement or the
Remarketing Materials; provided that the letter delivered on the applicable Remarketing Settlement
Date shall use a "cut-off" date no more than three business days prior to such Remarketing
Settlement Date.

                  (f) Each of (1) outside counsel for the Company reasonably acceptable to the
Remarketing Agent, and (2) the General Counsel of the Company, shall have furnished to the
Remarketing Agent its opinion, addressed to the Remarketing Agent and dated the applicable
Remarketing Settlement Date, in form and substance reasonably satisfactory to the Remarketing Agent addressing such matters as are set forth in such counsel's opinion furnished pursuant to Sections
7(c) and 7(d) of the Underwriting Agreement, adapted as necessary to relate to the securities being remarketed hereunder and to the Remarketing Materials, if any, or to any changed circumstances or events occurring subsequent to the date of this Agreement, such adaptations being reasonably acceptable to counsel to the Remarketing Agent.

                  (g) Counsel for the Remarketing Agent, shall have furnished to the Remarketing
Agent its opinion, addressed to the Remarketing Agent and dated the applicable Remarketing
Settlement Date, in form and substance satisfactory to the Remarketing Agent.

                  (h) Subsequent to the execution and delivery of this Agreement and prior to the applicable Remarketing Settlement Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate an improvement, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                  Section 7.   Indemnification.

                  (a) The Company will indemnify and hold harmless the Remarketing Agent, its partners, directors and officers, each person, if any, who controls the Remarketing Agent within the meaning of Section 15 of the Securities Act and each affiliate of the Remarketing Agent within the meaning of Rule 405 under the Securities Act as follows:

                                                 12

                      (1) against any and all loss, liability, claim and damage (including, without limitation, any legal or other expenses reasonably incurred in investigating or defending any such liability or claim) whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the
                  Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A or Rule 434 under the Act (the "Rule 430A/434 Information"), if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any
                  Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                      (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company;

                      (3) against any and all expense whatsoever, as incurred (including the fees and disbursement of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1)
                  or above; and

                      (4) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon the engagement of the Remarketing Agent pursuant to, or the performance of the Remarketing Agent of its services
                  (including any such services performed on or prior to the date hereof)
                  contemplated by, this Agreement;

provided, however, that the indemnity set forth in clauses (1), (2) and (3) above shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent expressly for use in the
Registration Statement (or any amendment thereto), including the Rule 430A/434 Information, if applicable, or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that the Company shall not be liable under clause (4) above to the extent such liability is found in a final judgment by a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct on the part of the Remarketing
Agent;

                                                 13

                  (b) The Remarketing Agent will indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the
Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration
Statement (or any amendment thereto), including the Rule 430A/434 Information, if applicable, or any
Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary
Prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) Each indemnified party shall give written notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel related to such proceeding shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(2) effected without its written consent only if (i) such settlement is entered into more that 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such

                                                      14

settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  Section 8.   Contribution.

                  (a) If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party, in lieu of such indemnification, shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the
Remarketing Agent on the other from the offering of the Remarketed Notes or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportions as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Remarketing Agent on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any relevant equitable considerations.

                  The relative benefits received by the Company on one hand and the Remarketing
Agent on the other hand in connection with the Remarketing shall be deemed to be in the same proportions as the aggregate principal amount of the Remarketed Notes less the fee paid to the
Remarketing Agent on the one hand and the fee paid to the Remarketing Agent on the other hand bear to the aggregate principal amount of the Remarketed Notes.

                  The relative fault of the Company on the one hand and the Remarketing Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Remarketing Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Remarketing Agent agree that it would not be just and equitable if contribution pursuant to this Section 8(a) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(a). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this subsection (a), the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the fees received by it under Section 4 exceeds the amount of any damages which the Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                                                 15

                  No person guilty of fraudulent misrepresentation (within the meaning of Section
11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (b) For purposes of this Section 8, each person, if any, who controls the
Remarketing Agent within the meaning of Section 15 of the Securities Act or Section 20 of the
Exchange Act shall have the same rights to contribution as the Remarketing Agent; each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

                  (c) The indemnity and contribution provisions contained in Section 7 and this
Section 8 and the representations, warranties and other statements of the Company contained in this
Agreement shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Remarketing Agent or any person controlling the Remarketing Agent, or the Company, its officers or director or any controlling person of the
Company, and the completion of the Remarketing.

                  Section 9.   Resignation and Removal of the Remarketing Agent.

                  The Remarketing Agent may resign and be discharged from its duties and obligations hereunder, and the Company may remove the Remarketing Agent, by giving 30 days' prior written notice, in the case of a resignation, to the Company and the Depositary and, in the case of a removal, to the removed Remarketing Agent and the Depositary; provided, however, that:

                  (a) the Remarketing Agent may not resign without reasonable cause; and

                  (b) no such resignation nor any such removal shall become effective until the
Company shall have appointed at least one nationally recognized broker-dealer as successor
Remarketing Agent and such successor Remarketing Agent shall have entered into a remarketing agreement with the Company, in which it shall have agreed to conduct the Remarketing in accordance with the Transaction Documents in all material respects.

                  In any such case, the Company will use commercially reasonable efforts to appoint a successor Remarketing Agent and enter into such a remarketing agreement with such person as soon as reasonably practicable. The provisions of Section 7 and Section 8 shall survive the resignation or removal of any Remarketing Agent pursuant to this Agreement.

                  Section 10.  Dealing in Securities.

The Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any of the Remarketed
Notes, Corporate Units, Treasury Units or any of the securities of the Company (together, the
"Securities"). The Remarketing Agent may exercise any vote or join in any action which any beneficial owner of such Securities may be entitled to exercise or take pursuant to the Indenture with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any

                                                 16

financial or other transaction with the Company as freely as if it did not act in any capacity hereunder.

                  Section 11.  Remarketing Agent's Performance; Duty of Care.

                  (a) The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Agreement and the Transaction Documents. No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement or any of the
Transaction Documents. In the absence of bad faith on the part of the Remarketing Agent, the
Remarketing Agent may conclusively rely upon any document furnished to it, as to the truth of the statements expressed in any of such documents. The Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties except as otherwise set forth herein. The Remarketing Agent, acting under this Agreement, shall incur no liability to the Company or to any holder of Remarketed Notes in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or any matter related to the Remarketing, except to the extent such liability is found in a final judgment by a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct on the part of the Remarketing Agent, as the case may be.

                  (b) The Remarketing Agent shall not have any obligation to determine whether there is any limitation under applicable law on the Reset Rate on the Notes or, if there is any such limitation, the maximum permissible Reset Rate on the Notes. The Remarketing Agent may, upon obtaining the prior written consent of the Company, perform any duties hereunder through agents or attorneys, and the Remarketing Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care and in the absence of bad faith, gross negligence or willful misconduct by it hereunder. The Remarketing Agent may, but shall not be obligated to, purchase remarketed Notes for its own account. Any determination made by the
Remarketing Agent in accordance with the terms of this Agreement and the Notes and in the absence of bad faith, gross negligence or willful misconduct shall be conclusive and binding upon the
Remarketing Agent, the Company and the owners of the Notes, absent manifest error. The provisions of this Section 11 shall survive the termination of this Agreement and shall survive the resignation or removal of the Remarketing Agent pursuant to this Agreement.

                  Section 12.  Termination.

                  This Agreement shall automatically terminate (i) as to the Remarketing Agent on the effective date of the resignation or removal of the Remarketing Agent pursuant to Section 9 and
(ii) on the earlier of (x) any Special Event Redemption Date and (y) the Purchase Contract
Settlement Date. If this Agreement is terminated pursuant to any of the other provisions hereof, except as otherwise provided herein, the Company shall not be under any liability to the Remarketing
Agent and the Remarketing Agent shall not be under any liability to the Company, except that if this
Agreement is terminated by the Remarketing Agent because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the
Company will reimburse the Remarketing Agent for all of its out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by it. Sections

                                                 17

7, 8 and 11 hereof shall survive the termination of this Agreement or the resignation or removal of the Remarketing Agent.

                  Section 13.  Arm's-Length Commercial Transaction.

                  The Company acknowledges and agrees that (i) the Remarketing pursuant to this
Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the
Remarketing Agent, on the other, (ii) in connection therewith and with the process leading to such transaction the Remarketing Agent is not acting as the agent or fiduciary of the Company, (iii) the
Remarketing Agent has not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Remarketing contemplated hereby or the process leading thereto (irrespective of whether the Remarketing Agent has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and
(iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Remarketing Agent has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

                  Section 14.  Entire Agreement.

                  This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Remarketing Agent and the Purchase Contract Agent, or any of them, with respect to the subject matter hereof.

                  Section 15.  Notices.

                  All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Remarketing Agent, shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Co., One New York Plaza, 42nd floor, New York, New York
10004, Attention: Registration Department (fax: 212-902-3000);

                  (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to The Phoenix Companies, Inc., One American Row, Hartford, Connecticut 06102,
Attention: General Counsel (Fax: 860-403-7203); and

                  (c) if to the Purchase Contract Agent, shall be delivered or sent by mail, telex or facsimile transmission to SunTrust Bank, 25 Park Place, 24th Floor, Atlanta, Georgia 30303
Attention: Corporate Trust Division (Fax: 404-588-7335).

                  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

                                                 18

                  Section 16.  Persons Entitled to Benefit of Agreement.

                  This Agreement shall inure to the benefit of and be binding upon each party hereto and its respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (x) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the Remarketing Agent and the person or persons, if any, who control the Remarketing Agent within the meaning of Section 15 of the Securities Act and (y) the indemnity agreement of the Remarketing
Agent contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of the
Company's directors and officers who sign the Registration Statement, if any, and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing contained in this Agreement is intended or shall be construed to give any person, other than the persons referred to herein, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  Section 17.  Survival.

                  The respective indemnities, representations, warranties and agreements of the
Company and the Remarketing Agent contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive any Remarketing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  Section 18.  Governing Law.

                  This Agreement shall be governed by, and construed in accordance with, the laws of
New York, without regard to conflicts of laws principles.

                  Section 19.  Judicial Proceedings.

                  (a) Each party hereto expressly accepts and irrevocably submits to the non-exclusive jurisdiction of the United States Federal or New York State court sitting in the
Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Remarketed Notes. To the fullest extent it may effectively do so under applicable law, each party hereto irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (b) Each party hereto agrees, to the fullest extent that it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in
Section 19(a) brought in any such court shall be conclusive and binding upon such party, subject to rights of appeal and may be enforced in the courts of the United States of America or the State of
New York (or any other court the jurisdiction to which the Company is or may be subject) by a suit upon such judgment.

                                                 19

                  (c) The Company and each of the Remarketing Agent and the Purchase Contract Agent
hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  Section 20.  Counterparts.

                  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  Section 21.  Headings.

                  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  Section 22.  Severability.

                  If any provision of this Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdictions because it conflicts with any provisions of any constitution, statute, rule or public policy or for any other reason, then, to the extent permitted by law, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstance or jurisdiction, or of rendering any other provision or provisions of this
Agreement invalid, inoperative or unenforceable to any extent whatsoever.

                  Section 23.  Amendments.

                  This Agreement may be amended by an instrument in writing signed by the parties hereto. Each of the Company and the Purchase Contract Agent agrees that it will not enter into, cause or permit any amendment or modification of the Transaction Documents or any other instruments or agreements relating to the Notes or the Corporate Units that would in any way adversely affect the rights, duties and obligations of the Remarketing Agent, without the prior written consent of the Remarketing Agent.

                  Section 24.  Successors and Assigns.

                  The rights and obligations of the Company hereunder may not be assigned or delegated to any other Person without the prior written consent of the Remarketing Agent. The rights and obligations of the Remarketing Agent hereunder may not be assigned or delegated to any other
Person (other than an affiliate of the Remarketing Agent) without the prior written consent of the
Company.

                  If the foregoing correctly sets forth the agreement by and between the Company, the Remarketing Agent and the Purchase Contract Agent, please indicate your acceptance in the space provided for that purpose below.

                                                 20

                                 [SIGNATURES ON THE FOLLOWING PAGE]

                                                 21

                                        Very truly yours,

                                        THE PHOENIX COMPANIES, INC.

                                        By:      /s/ Naomi Baline Kleinman
                                                 Name:    Naomi Baline Kleinman
                                                 Title:   Vice President

CONFIRMED AND ACCEPTED:

GOLDMAN, SACHS & CO.,
as Remarketing Agent

By:    /s/ Goldman, Sachs & Co
       Name:
       Title:

SUNTRUST BANK,

not individually, but solely as
Purchase Contract Agent and as
attorney-in-fact for the Holders
of the Purchase Contracts

By:    /s/  Esther Fannin
       Name:  Esther Fannin
       Title:  Vice President

                                                 22